Cabana Target Drawdown 7 ETF SCHEDULE OF INVESTMENTS	January 31, 2021 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.7%
EQUITY – 60.1%
Consumer Discretionary Select Sector SPDR Fund	236,928	$38,384,705
Consumer Staples Select Sector SPDR Fund	561,364	35,977,819
Invesco Financial Preferred ETF	1,946,406	36,553,505
SPDR S&P Dividend ETF	358,183	37,705,924
Technology Select Sector SPDR Fund	292,077	37,657,488
Utilities Select Sector SPDR Fund	613,073	38,102,487
		224,381,928
FIXED INCOME – 39.6%
iShares 20+ Year Treasury Bond ETF	238,343	36,228,136
iShares iBoxx $ Investment Grade Corporate Bond ETF	273,284	37,057,310
iShares iBoxx High Yield Corporate Bond ETF	433,128	37,669,142
iShares Preferred & Income Securities ETF	979,821	37,086,225
		148,040,813
TOTAL EXCHANGE-TRADED FUNDS
(Cost $377,390,302)		372,422,741

SHORT-TERM INVESTMENTS – 0.3%
Invesco Government & Agency Portfolio Institutional Class, 0.03%#	1,103,306	1,103,306
TOTAL SHORT TERM INVESTMENTS
(Cost $1,103,306)		1,103,306
TOTAL INVESTMENTS – 100.0%
(Cost $378,493,608)		373,526,047
Liabilities in Excess of Other Assets – (0.0)%		(91,035)
TOTAL NET ASSETS – 100.0%		$373,435,012

#	The rate is the annualized seven-day yield at period end.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Vanguard S&P Small-Cap 600 Growth ETF	$–	$33,663,791	$(33,165,760)	$(498,031)	$–	$–	–	$–	$–